UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018 (August 8, 2018)

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Page
Item 2.02 Results of Operations and Financial Condition	1
Item 9.01 Financial Statements and Exhibits	1
SIGNATURES	2
EX-99.1: PRESS RELEASE

Item 2.02.	Results of Operations and Financial Condition.

On August 8, 2018, we issued a press release announcing our financial results for the second quarter period ending June 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

99.1	Press Release of The Dun & Bradstreet Corporation, dated August 8, 2018 (filed pursuant to Item 2.02).

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of The Dun & Bradstreet Corporation, dated August 8, 2018 (filed pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation (Registrant)

Date: August 8, 2018	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General Counsel and Chief Compliance Officer